EXHIBIT 3.1

                          CERTIFICATE OF INCORPORATION

                                       OF

                                LOGIMETRICS, INC.


         THE UNDERSIGNED, a natural person, for the purpose of organizing a corporation under the provisions and subject to the requirements of the General Corporation Law of the State of Delaware, hereby certifies that:

         FIRST: The name of the Corporation is LOGIMETRICS, INC.

         SECOND: The registered office of the Corporation is to be located at 306 South State Street, in the City of Dover, in the County of Kent, in the State of Delaware. The name of its registered agent at that address is the United States Corporation Company.

         THIRD: The purpose of the Corporation is to engage in any lawful act of activity for which a corporation may be organized under the General Corporation Law of Delaware.

         FOURTH: (a) The aggregate number of shares of stock which the Corporation shall have authority to issue is one million (1,000,000) shares of which eight hundred thousand (800,000) shares with a par value of ten cents ($.10) per share shall be designated "Class A Common Stock" and two hundred thousand (200,000) shares with a par value of forty cents ($.40) per share shall be designated "Class B Common Stock."

                  (b) The relative rights, preferences and limitations of the shares of each class are as follows:

                    (i) the holders of the Class A Common Stock shall have one vote per share for all purposes and the holders of the Class B Common Stock shall have four votes per share for all purposes.



                    (ii) at any time after the Corporation first has net earnings after all federal, state and local taxes in any fiscal year, of the sum of two hundred and fifty thousand ($250,000) dollars as determined by the Corporation's regularly employed independent Certified Public Accountant in accordance with generally accepted accounting principles each share of Class B Common Stock may, at the option of the holder thereof, be converted into four shares of Class A Common Stock.

         FIFTH:   The name and address of the incorporator is:

         NAME                                        ADDRESS
         Robert S. Persky                            477 Madison Avenue
                                                     New York, New York  10022

         SIXTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and shareholders:

               (1) The number of directors of the Corporation shall be such as from time to time shall be fixed by, or in the manner provided in the by-laws. Election of directors need not be by ballot unless the by-laws so provide.

               (2) The Board of Directors shall have power without the assent or vote of the stockholders.

                    (a) to make, alter, amend, change, add to or repeal the By-Laws of the Corporation;

                    (b) to fix and vary the amount to be reserved for any proper purpose;

                    (c) to authorize and cause to be executed mortgages and liens upon all or any part of the property of the Corporation;

                    (d) to determine the use and disposition of any surplus or net profits;

                    (e) to determine from time to time whether, and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation (other than the stock ledger) or any of them, shall be open to the inspection of the stockholders.

          (3) The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and as binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interest, or for any other reason.

          (4) In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this certificate, and to any by-laws from time to time made by the directors or stockholders; provided, however, that no by-laws so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

         SEVENTH: The Corporation shall, to the full extent permitted by Section 145 of the Delaware General Corporation Law, as amended from time to time, indemnify all persons whom it may indemnify pursuant thereto.

          EIGHTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title B of the Delaware Code order a meeting of the creditors or class or creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

         NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal the 20th day of December, 1968.


                                      /s/Robert S. Persky
                                      ___________________(L.S.)
                                      ROBERT S. PERSKY

STATE OF NEW YORK    )
                     ) SS.:
COUNTY OF NEW YORK   )

         BE IT REMEMBERED that personally appeared before me, on 20th day of December, 1968, the undersigned, a Notary Public duly authorized to take acknowledgment of deeds by the laws of the place where the foregoing certificate of incorporation was signed, Robert S. Persky, the incorporator who signed the foregoing certificate of incorporation, known to me personally to be such, and who acknowledged the same to be his act and deed, and that the facts herein stated are true. Given under my hand and seal of office the day and year aforesaid.

                                            /s/Stephen
                                            ----------------------
                                            Notary Public

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                LOGIMETRICS, INC.

         The undersigned corporation, in order to amend its Certificate of Incorporation, hereby certifies as follows:

         FIRST: The name of the corporation is LOGIMETRICS, INC.

         SECOND: The amendment to the Certificate of Incorporation to be effected hereby is as follows:

         (a) The paragraph number "Fourth" of the Certificate of Incorporation, relating to capitalization is amended to read as follows:

               "FOURTH: The total number of shares of stock which the corporation shall have authority to issue is One Million (1,000,000), of the par value of $.10 per share, of which Eight Hundred Thousand (800,000) shares are designated as Class A Common Stock and Two Hundred Thousand (200,000) shares are designated as Class B Common Stock."

          Except as otherwise provided by law or herein, the holders of Class A Common Stock shall have the sole voting power for the election of directors of the corporation and no holder of Class B Common Stock shall have any right to vote for the election of directors of the corporation. At every meeting of the shareholders (i) each holder of Class A Common Stock shall be entitled to one vote per share, voting with the holders of any other class of stock entitled to vote, without regard to class, on all matters to be voted on by the shareholders of the corporation and (ii) each holder of Class B Common Stock shall be entitled to one vote per share, voting with the holders of any other class of stock entitled to vote, without regard to class, on all matters to be voted on by shareholders of the corporation other than for the election of directors of the corporation. Subject to and upon compliance with the provisions of this Article FOURTH, each record holder of Class B Common Stock shall be entitled at any time and from time to time to convert any or all of the shares of Class B Common Stock held by him into the same number of shares of Class A Common Stock.

          Each conversion of shares of Class B Common Stock into shares of Class A Common Stock shall be effected by the surrender of the certificate or certificates representing the shares of Class B Common Stock to be converted at the office of the

Secretary of the corporation (and at such additional place or places as may from time to time be designated by the Secretary or an Assistant Secretary of the corporation) together with written notice by the holder of such Class B Common Stock stating that such holder desires to convert the shares, or a stated number of the shares, of Class B Common Stock represented by such certificate, into Class A Common Stock, which notice shall also state the name or names (with addresses) and denominations in which the certificate or certificates for Class A Common Stock shall be issued and shall include instructions for delivery thereof. Promptly after such surrender and the receipt of such written notice, the corporation shall issue and deliver in accordance with such instructions the certificate or certificates for the Class A Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effected as of the close of business on the date on which such certificate or certificates shall have been surrendered and such notice shall have been received by the corporation and at such time the rights of the holder of such Class B Common Stock (or specified portion thereof) as such shareholder shall cease and the person or persons in whose name or names any certificate or certificates for shares of Class A Common Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Class A Common Stock represented thereby.

          If the certificate or certificates for Class A Common Stock are to be registered in a name other than the name of the registered holder of Class B Common Stock surrendered for conversion, the corporation shall not be required to issue or deliver any certificate unless and until the holder of the stock surrendered has paid to the corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the corporation that such tax has been paid.

          The corporation shall at all times reserve and keep available, out of its authorized but unissued Class A Common Stock, such number of shares of Class A Common Stock as shall be sufficient to effect conversion of all shares of Class B Common Stock then outstanding.

          When and as dividends are declared, whether payable in cash, in property or in shares of stock of the corporation, the holders of Class B Common Stock and the holders of Class A Common Stock shall be entitled to share equally, share for share, in such dividends, except that if dividends are declared which are payable in shares of Class B Common Stock or Class A Common Stock, dividends shall be declared which are payable at the same rate in both classes of stock and the dividends payable in shares of Class B Common Stock shall be payable to holders of that class of stock and the dividends payable in shares of Class A Common Stock shall be payable to holders of that class of stock.

          If the corporation shall in any manner subdivide or combine the outstanding shares of Class A Common Stock, the outstanding shares of Class B Common Stock shall be proportionately subdivided or combined.

          Shares of Class B Common Stock which are converted into shares of Class A Common Stock as provided in this Article FOURTH shall not be reissued.

          Except as herein otherwise expressly provided, all shares of Class B Common Stock and Class A Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges.

          (b) The capital of the corporation will not be reduced under or by reason of this Amendment.

          THIRD: The amendment effected herein was authorized by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon at a meeting of shareholders pursuant to Section 222 and 242 of the General Corporation Law of the State of Delaware.


          IN WITNESS WHEREOF, the corporation has caused this certificate to be executed under its corporate seal the 3rd day of July, 1970.


ATTEST:                                   LOGIMETRICS, INC.

/s/Robert S. Persky                           /s/Melvin Dubin
_________________________                 By:  __________________________
Robert S. Persky, Secretary                    Melvin Dubin, President

STATE OF NEW YORK                   )
                                    ) ss.:
COUNTY OF NEW YORK                  )


          Be it remembered that on this 3rd day of July, 1970, personally came before me, a Notary Public in and for the County and State aforesaid, Melvin Dubin, who stated that he is the President of Logimetrics, Inc., and who is known personally to me to be such, and acknowledged the foregoing document to be the act and deed of the signers thereof, and that the facts stated therein are true.

          Given under my hand and seal of office the day and year aforesaid.

                                                  /s/Donald S. Snider
                                                  --------------------------
                                                  Donald S. Snider

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                LOGIMETRICS, INC.

              ----------------------------------------------------
                    Adopted in accordance with the provisions
                    of Section 242 of the General Corporation
                          Law of the State of Delaware
               ---------------------------------------------------

          We, FRANK J. SPOSATO, President, and CARL J. BARONE, Secretary, of LOGIMETRICS, INC., do hereby certify as follows:

          FIRST: That the Certificate of Incorporation of said corporation has been amended as follows:

               By striking out the whole of the first paragraph of Article FOURTH thereof as it now exists and inserting in lieu thereof a new first paragraph of said Article FOURTH, reading as follows:



               FOURTH: The total number of shares of stock which the corporation shall have authority to issue is One Million Five Hundred Thousand (1,500,000), of the par value of $.10 per share, of which One Million Three Hundred Thousand (1,300,000) shares are designated as Class A Common Stock and Two Hundred Thousand (200,000) shares are designated as Class B Common Stock."

          Except as amended hereby all other paragraphs and provisions of said Article FOURTH shall remain as they presently read.

          SECOND: That such amendment has been duly adopted in accordance with the provisions of the General Corporation Law of the State of Delaware by the affirmative vote of the holders of a majority of the stock entitled to vote at a meeting of stockholders.

          IN WITNESS WHEREOF, we have signed this certificate this 13th day of March, 1975.

                                                    /s/Frank J. Sposato
                                                    -------------------------
                                                    Frank J. Sposato, President


                                                    /s/Carl Barone
                                                    -------------------------
                                                    Carl J. Barone, Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                LOGIMETRICS, INC.

               ---------------------------------------------------
                    Adopted in accordance with the provisions
                    of Section 242 of the General Corporation
                          Law of the State of Delaware
               --------------------------------------------------

          We, MURRAY H. FEIGENBAUM, President, and JOEL HASEN, Assistant Secretary of LOGIMETRICS, Inc., do hereby certify as follows:

          FIRST: That the Certificate of Incorporation of said corporation has been amended as follows:

          By striking out the whole of the first paragraph of Article FOURTH thereof as it now exists and inserting in lieu thereof a new first paragraph of said Article FOURTH, reading as follows:


               "FOURTH: The total number of shares of stock which the corporation shall have authority to issue is Three Million Two Hundred Thousand (3,200,000), of the par value of $.10 per share, of which Three Million (3,000,000) shares are designated as Class A Common Stock and Two Hundred Thousand (200,000) shares are designated as Class B Common Stock."

          Except as amended hereby all other paragraphs and provisions of said Article FOURTH shall remain as they presently read.

          SECOND: That such amendment has been duly adopted pursuant to the provisions of Section 228(a) of the General Corporation Law of the State of Delaware by the written consent of the holders of a majority of the shares of Common Stock of said corporation entitled to vote at a meeting of stockholders, and that written notice of the taking of such action has been given to the holders of all such Common Stock.

          IN WITNESS WHEREOF, we have signed this certificate this 25th day of June, 1982.

                                               /s/Murray H. Feigenbaum
                                               -------------------------------
                                               Murray H. Feigenbaum, President


                                 ATTEST:


                                               /s/Joel Hasen
                                               -------------------------------
                                               Joel Hasen, Assistant Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                LOGIMETRICS, INC.

                 --------------------------------------------
                    Adopted in accordance with the provisions
                    of Section 242 of the General Corporation
                          Law of the State of Delaware
                 --------------------------------------------

          We, MURRAY H. FEIGENBAUM, President, and JOEL HASEN, Assistant Secretary of LOGIMETRICS, Inc., do hereby certify as follows:

          FIRST: That the Certificate of Incorporation of said corporation has been amended as follows:

          By striking out the whole of the first paragraph of Article FOURTH thereof as it now exists and inserting in lieu thereof a new first paragraph of said Article FOURTH, reading as follows:

               "FOURTH: The total number of shares of stock which the corporation shall have authority to issue is Six Million Two Hundred Thousand (6,200,000), of the par value of $.10 per share, of which Six Million (6,000,000) shares are designated as Class A Common Stock and Two Hundred Thousand (200,000) shares are designated as Class B Common Stock."

          Except as amended hereby all other paragraphs and provisions of said Article FOURTH shall remain as they presently read.

          SECOND: That such amendment has been duly adopted pursuant to the provisions of Section 242(c) of the General Corporation Law of the State of Delaware by the affirmative vote of a majority of the issued and outstanding shares of stock entitled to vote thereon at the annual meeting of stockholders of the corporation duly called and held November 23, 1983.

          IN WITNESS WHEREOF, we have signed this certificate this 27th day of November, 1983.

                                                /s/Murray H. Feigenbaum
                                                -------------------------------
                                                Murray H. Feigenbaum, President


                                                /s/Joel Hasen
                                                -------------------------------
                                                Joel Hasen, Assistant Secretary

                    REGISTERED OFFICE AND OF REGISTERED AGENT

             PURSUANT TO SECTION 134 OF TITLE 8 OF THE DELAWARE CODE

To:    DEPARTMENT OF STATE
       Division of Corporations
       Townsend Building
       Federal Street
       Dover, Delaware  19903

          Pursuant to the provisions of Section 134 Title 8 of the Delaware Code, the undersigned Agent for service of process, in order to change the address of the registered office of the corporations for which it is registered agent, hereby certifies that:

          1. The name of the agent is United States Corporation Company.

          2. The address of the old registered office was 306 South State Street, Dover, Delaware 19901.

          3. The address to which the registered office is to be changed is 229 South State Street, Dover, Delaware 19901. The new address will be effective on February 18th, 1986.

          4. The names of the corporations represented by said agent are set forth on the list annexed to this certificate and made a part hereof by reference.

          IN WITNESS WHEREOF, said agent has caused this certificate to be signed on its behalf by its Vice President and Secretary this 13th day of February, 1986.

                                             UNITED STATES CORPORATION COMPANY


                                             /s/Dennis E. Howarth
                                             -----------------------------------
                                             Dennis E. Howarth
                                             Vice President

ATTEST:

/s/Grant Dawson
-------------------------
Grant Dawson
Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                LOGIMETRICS, INC.


       ------------------------------------------------------------
                    Adopted in accordance with the provisions
                    of Section 242 of the General Corporation
                          Law of the State of Delaware
          ------------------------------------------------------------

          We, MURRAY H. FEIGENBAUM, President, and JOEL HASEN, Assistant Secretary, of LOGIMETRICS, INC., do hereby certify as follows:

          FIRST: That the Certificate of Incorporation of said corporation has been amended as follows:

          By striking out the whole of the first paragraph of Article FOURTH thereof as it now exists and inserting in lieu thereof a new first paragraph of said Article FOURTH, reading as follows:

               "FOURTH: The total number of shares of stock which the corporation shall have authority to issue is Six Million Two Hundred Fifty Thousand (6,250,000), of the par value of $.10 per share, of which Six Million (6,000,000) shares are designated as Class A Common Stock and Two Hundred Fifty Thousand (250,000) shares are designated as Class B Common Stock."

          Except as amended hereby all other paragraphs and provisions of said Article FOURTH shall remain as they presently read.

          SECOND: That such amendment has been duly adopted pursuant to the provisions of Section 242 and Section 228 of the General Corporation Law of the State of Delaware by the written consent of a majority of the issued and outstanding shares of each class of stock entitled to vote thereon.

          IN WITNESS WHEREOF, we have signed this certificate this ______ day of July, 1988.

                                             /s/Murray H. Feigenbaum
                                             ------------------------------
                                             Murray H. Feigenbaum, President


                         ATTEST:

                                             /s/Joel Hasen
                                             ------------------------------
                                             Joel Hasen, Assistant Secretary

TO:      DEPARTMENT OF STATE

         Division of Corporations
         Townsend Building
         Federal Street
         Dover, Delaware  19903

          Pursuant to the provisions of Section 134 of Title 8 of the Delaware Code, the undersigned Agent for service of process, in order to change the address of the registered office of the corporations for which it is registered agent, hereby certifies that:

          1. The name of the agent is United States Corporation Company.

          2. The address of the old registered office was 229 South State Street, Dover, Kent County, Delaware 19901.

          3. The address to which the registered office is to be changed is 32 Loockerman Square, Suite L-100, Dover, Kent County, Delaware 19901. The new address will be effective on October 27, 1989.

          4. The names of the corporations represented by said agent are set forth on the list annexed to this certificate and made a part hereof by reference.

          IN WITNESS WHEREOF, said agent has caused this certificate to be signed on its behalf by its Vice President and Assistant Secretary this 10th day of October 1989.


                                             UNITED STATES CORPORATION COMPANY

                                             /s/Alan Spiewak
                                             -----------------------------------
                                             Alan Spiewak, Vice President

ATTEST:

/s/Richard L. Kushay
--------------------------------------
Richard L. Kushay, Assistant Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                LOGIMETRICS, INC.

          ------------------------------------------------------------
                    Adopted in accordance with the provisions
                 of Section 242 of the General Corporation
                          Law of the State of Delaware
          ------------------------------------------------------------

          We, MURRAY H. FEIGENBAUM, President, and BARBARA DIVACK, Secretary, of LOGIMETRICS, INC., do hereby certify as follows:

          FIRST: That the Certificate of Incorporation of said corporation has been amended as follows:

          By striking out the whole of the first paragraph of Article FOURTH thereof as it now exists and inserting in lieu thereof a new first paragraph of said Article FOURTH, reading as follows:

               "FOURTH: The total number of shares of stock which the corporation shall have authority to issue is Seven Million (7,250,000), of the par value of $.10 per share, of which Seven Million (7,000,000) shares are designated as Class A Common Stock and Two Hundred Fifty Thousand (250,000) shares are designated as Class B Common Stock."

          Except as amended hereby all other paragraphs and provisions of said Article FOURTH shall remain as they presently read.

          SECOND: That such amendment has been duly adopted pursuant to the provisions of Section 242(c) of the General Corporation Law of the State of Delaware by the resolution adopted on June 13, 1995 by stockholders holding a majority of the issued and outstanding shares of stock entitled to vote thereon.

          IN WITNESS WHEREOF, we signed this certificate this 15th day of June, 1995.

                                        /s/Murray H. Feigenbaum
                                         ------------------------------
                                         Murray H. Feigenbaum, President


                                        /s/Barbara Divack
                                         ------------------------------
                                         Barbara Divack, Secretary

                            CERTIFICATE OF AMENDMENT


                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                LOGIMETRICS, INC.

          ------------------------------------------------------------
                    Adopted in accordance with the provisions
                    of Section 242 of the General Corporation
                          Law of the State of Delaware
          ------------------------------------------------------------

          We, MURRAY H. FEIGENBAUM, President, and BARBARA DIVACK, Secretary, of LOGIMETRICS, INC., do hereby certify as follows:

          FIRST: The amendments to the Certificate of Incorporation of said corporation to be effected hereby as follows:

               1. The whole of Article FOURTH thereof as it now exists shall be deleted and, in lieu thereof, a new Article FOURTH shall be inserted, reading as follows:

               "FOURTH:   The  total   number  of  shares  of  stock  which  the
          Corporation shall have the authority to issue is Thirty Five Million Two Hundred (35,000,200) shares, of which Thirty Five Million (35,000,000) shares are designated as Common Stock, $.01 par value per share, and Two Hundred (200) shares are designated as Preferred Stock $.01, par value per share."

          The Board of Directors of the Corporation is authorized, subject to limitations prescribed by law and the provisions of this Article FOURTH, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series and the voting powers thereof, full or limited, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

               The  authority  of the Board of  Directors  with  respect to each
     series  of  Preferred   Stock  shall  include,   but  not  be  limited  to,
     determination of the following:

               (a) The number of shares constituting that series and the distinctive designation of that series;

               (b) The dividend rate on the shares of that series, whether dividends shall by cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

               (c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

               (d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion privileges, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

               (e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

               (f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

               (g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series; and

               (h) Any other relative rights, preferences and limitations of that series."


          The capital of the Corporation will be reduced by reason of the above amendment; however, assets of the Corporation remaining after such reduction are sufficient to pay debts of the Corporation for which payment has not otherwise been provided.

          2. The whole of Article SEVENTH thereof as it now exists shall be deleted and in lieu thereof, a new Article SEVENTH shall be inserted, reading as follows:

               "SEVENTH: (a) Every person who is or was a director, officer, employee or agent of the Corporation shall be indemnified by the Corporation pursuant to the provisions of Section 145 of the General Corporation Law of the State of Delaware (or any similar provision or provisions of applicable law at the time in effect) to the fullest extent permitted thereby against all liabilities and expenses imposed upon or incurred by that person in connection with any proceeding in which that person may be made, or threatened to be made, a party, or in which that person may become involved by reason of that person being or having been a director or officer or continues to serve in any capacity with any other enterprise at the request of the Corporation. The foregoing right of indemnification shall not be deemed to be exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of stockholders or disinterested directors, or otherwise. No repeal or amendment of this Article shall adversely affect any right or protection of any person existing at the time of such repeal or amendment."

                    (b) No director of the Corporation shall be personally liable to the Corporation or its stockholders for any monetary damages for breach of fiduciary duty as a director; provided, however, that the foregoing clause shall not apply to any liability of a director
          (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the General Corporation Law of the State of Delaware; or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then by virtue of this Article SEVENTH, the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted thereby, as so amended. Any repeal or amendment of this Article shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or amendment."

          SECOND: That such amendments have been duly adopted in accordance with the provisions of Section 242(b) of the General Corporation Law of the State of Delaware by the affirmative vote of a majority of the issued and outstanding shares of the corporation at a Special Meeting of Stockholders duly called and held on February 9, 1996. IN WITNESS WHEREOF, we have signed this certificate this 7th day of March, 1996.

                                             /s/Murray H. Feigenbaum
                                             ---------------------------------
                                             Murray  H. Feigenbaum, President


                                             /s/Barbara Divack
                                             ------------------------------
                                             Barbara Divack, Secretary

                          CERTIFICATE OF DESIGNATION OF
                       SERIES A 12% CUMULATIVE CONVERTIBLE
                           REDEEMABLE PREFERRED STOCK

                           CERTIFICATE OF DESIGNATION
                                       OF
                           12% CUMULATIVE CONVERTIBLE
                           REDEEMABLE PREFERRED STOCK
                                       OF
                                LOGIMETRICS, INC.


(Pursuant to Section 151 of the
General Corporation Law of the State of Delaware)

          LogiMetrics, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), in accordance with the provisions of Section 151(g) thereof,

          HEREBY CERTIFIES:

          That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, the Board of Directors on March 6, 1996 adopted the following resolutions creating a series of 30 shares of preferred stock designated as Series A 12% Cumulative Convertible Redeemable Preferred Stock:

          WHEREAS, the Board of Directors is granted authority, subject to the provisions of Article FOURTH of the Certificate of Incorporation, to authorize the issue of one or more series of preferred stock and to fix and determine with respect to each series:

               (a) The number of shares constituting that series and the distinctive designation of that series;

               (b) The dividend rate on the share of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

               (c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

               (d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion privileges, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

               (e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

               (f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

               (g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series; and

               (h) Any other relative rights, preferences and limitations of that series;

          WHEREAS, the Corporation has made a private offering of a minimum of 15 and a maximum of 30 units, at a price of $50,000 per unit, each unit to be composed of (a) one share of 12% Series A cumulative convertible redeemable preferred stock, convertible at any time, but only in whole, into 94,340 shares of Common Stock, par value $.01 per share, and (b) one seven-year series D warrant to purchase 94,340 shares of Common Stock of the Corporation at a price of $.01 per share, all pursuant to that certain Confidential Private Offering Memorandum dated February 5, 1996 ("Memorandum");

          NOW THEREFORE BE IT RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by the provisions of Article FOURTH of the Certificate of Incorporation to authorize the issuance of one or more series of preferred stock and to fix and determine with respect to each series the designation, powers, preferences and relative participating, optional, conversion or other rights and qualifications, limitations and restrictions thereof, the Corporation shall, and hereby does authorize issuance of a series of thirty (30) shares of Series A cumulative convertible redeemable preferred stock, having the following designation, powers, preferences and relative participating, optional, conversion or other rights and qualifications, limitations and restrictions:

          1. Designation. Such series of cumulative convertible redeemable preferred stock shall be designated and known as: "Series A 12% Cumulative Convertible Redeemable Preferred Stock" ("Preferred Stock"). The stated value of each share of Preferred Stock shall be $50,000 ("Stated Value").

          2. Dividends. The holders of shares of Preferred Stock shall be entitled to receive, but only when and as declared by the Board of Directors, cash dividends in an amount equal to twelve percent (12%) of the Stated Value per share per annum, payable quarterly on such dates in each year as shall be fixed by the Board of Directors.

          Such dividends on the Preferred Stock shall be cumulative from and after such date or dates as shall be fixed by the Board of Directors for such Series. No dividends shall be paid or set apart for payment on the Corporation's Common Stock, nor shall any distribution be made on the Common Stock, other than a dividend payable in Common Stock or in stock ranking junior to the Preferred Stock ("Junior Stock"), nor shall any shares of Common Stock or Junior Stock be redeemed, retired or otherwise acquired for a valuable consideration (except upon the conversion thereof) unless full cumulative dividends on all Preferred Stock for all dividend periods shall have been declared and the Corporation shall have paid such dividends or shall have set aside a sum sufficient for the payment thereof.

          Any accumulation of dividends on the Preferred stock shall not bear interest. The holders of Preferred Stock shall not be entitled to receive any dividends thereon other than the dividends provided for herein.

          Dividends on Preferred Stock shall be declared if, when and as the Board of Directors shall in its sole discretion deem advisable, and only from the net profits or surplus of the Corporation as such shall be fixed and determined by the said Board of Directors. The determination of the Board of Directors at any time of the amount of net profits or surplus available for dividend shall be binding and conclusive on the holders of all the stock of the Corporation at the time outstanding.

          3. No preemptive rights. No holder of the Preferred Stock shall be entitled, as of right, to purchase or subscribe for any part of the unissued stock of the Corporation or of any stock of the Corporation to be issued by reason of any increase of the authorized capital stock of the Corporation, or to purchase or subscribe for any bonds, certificates of indebtedness, debentures or other securities convertible into or carrying options or warrants to purchase stock or other securities of the Corporation or to purchase or subscribe for any stock of the Corporation purchased by the Corporation or by its nominee or nominees, or to have any preemptive rights now or hereafter defined by the laws of the State of Delaware.

          4. Preference on liquidation, etc. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, or any reduction in its capital resulting in any distribution of assets to its stockholders, holders of Preferred Stock shall be entitled to receive in cash out of the assets of the Corporation, whether from capital or from earnings, available for distribution to its stockholders, before any amount shall be paid to the holders of Common Stock, a sum equal to Stated Value, plus an amount equal to all accumulated and unpaid dividends thereon to the date fixed for payment of such distributive amount. The purchase or redemption by the Corporation of stock of any class, in any manner permitted by law, shall not for the purpose of this paragraph be regarded as a liquidation, dissolution or winding up of the Corporation or as a reduction of its capital. Neither the consolidation nor merger of the Corporation with or into any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for the purposes of this paragraph. A dividend or distribution to stockholders from net profits or surplus earned after the date of any reduction of capital shall not be deemed to be a distribution resulting from such reduction in capital. No holder of Preferred Stock shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Corporation other than the amounts provided for in this paragraph.

          5. Redemption. The Corporation, by action of its Board of Directors, may redeem all (but not less than all) the Preferred Stock at any time after six
(6) months from the date of issuance of the Preferred Stock at a price equal to the Stated Value of each share redeemed, plus a sum equal to all accumulated and unpaid dividends thereon to the date fixed for redemption, but only if the average closing price of the Corporation's Common Stock on the dates during the 120-day period immediately prior to the date notice of redemption is given (as provided herein below) such Common Stock was traded shall have been not less than $5.00 per share, and the closing price of the Corporation's Common Stock for each of the thirty (30) trading days immediately preceding the date of such notice shall have been not less than $5.00 per share, adjusted in each case for stock splits, stock dividends or other similar transactions effecting the price of the Common Stock.

          Notice of the  election  of the  Corporation  to redeem any  Preferred
Stock shall be given by the Corporation by mailing a copy of such notice in person or by registered or certified mail, return receipt requested not less than thirty (30) business days prior to the date designated therein as the date for such redemption, to the holders of record of the Preferred Stock to be redeemed, addressed to them at their respective address appearing on the books of the Corporation.

          The Board of Directors shall have full power and authority, subject to the limitations and provisions herein contained, to prescribe the manner in which and the terms and conditions upon which the Preferred Stock shall from time to time be redeemable. On and after the date specified in such notice, each holder of the Preferred Stock called for redemption as aforesaid, upon presentation and surrender at the place designated in such notice of the certificate or certificates for such Preferred Stock held by him, properly endorsed in blank for transfer or accompanied by proper instruments of assignment in blank (if required by the Corporation) and bearing all necessary stock transfer tax stamps thereto affixed and cancelled, shall be entitled to receive therefor the redemption price thereof.

          From and after the date of redemption specified in such notice (unless default shall be made by the Corporation in providing moneys for the payment of the redemption price) all dividends upon the Preferred Stock so called for redemption shall cease to accrue and, from and after said date (unless default shall be made by the Corporation as aforesaid) or, if the Corporation shall so elect, from and after the date specified therefor in the notice of redemption (prior to the date of redemption so specified) on which the Corporation shall provide the moneys for the payment of the redemption price by depositing the amount thereof in trust for such purpose with a bank or trust company doing business in the City, County and State of New York, and having a capital and surplus of at least $500,000,000, all rights of the holders of the Preferred Stock so called for redemption as stockholders of the Corporation, excepting only the right to receive the redemption price of such shares on and after the redemption date without interest thereon, shall cease and determine.

          In the event the rights of the holders of the Preferred Stock as stockholders of the Corporation shall cease prior to the date of redemption as aforesaid, the amount of dividends which would otherwise have accrued (if such rights had not ceased) on such Preferred Stock from the time such rights cease to the date of redemption, shall be deemed an additional premium. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time. In case any holders of Preferred Stock so called for redemption shall not, within six years after such deposit, claim the amounts deposited with respect to the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holders.

          All Preferred Stock at any time redeemed shall be cancelled and shall not be reissued.

          The Corporation may also from time to time, to the extent now or hereafter permitted by law, purchase Preferred Stock at a purchase price not exceeding the redemption price thereof. Except in accordance with an offer made to all holders of Preferred Stock, the Corporation shall not at any time purchase less than the whole amount of its then outstanding Preferred Stock unless full cumulative dividends to such date of purchase (if the same be a dividend payment date, or to the next preceding dividend payment date if such date of purchase is not a dividend payment date) upon all Preferred Stock outstanding, and not then to be purchased, shall have been paid or declared and set apart for payment.

          6. Conversion. The holders of shares of Preferred Stock shall have the right, at their option, to convert such shares into shares of Common Stock of the Corporation ("Conversion Right") on the following terms and conditions:

          (a) Each share of Preferred Stock shall be convertible, but only in whole, at any time commencing ninety (90) days after its issuance (or, if such share is called for redemption, at any time up to and including, but not after, the close of business on the fifth full business day prior to the date fixed for such redemption, unless default shall be made by the Corporation in providing moneys for the payment of the redemption price), into ninety-four thousand, three hundred forty (94,340) fully paid and non-assessable shares of Common Stock of the Corporation as constituted at the time of such conversion. Every reference herein to the Common Stock of the Corporation (unless a different intention is expressed) shall be to the shares of the Common Stock of the Corporation, par value $.01 per share, as such stock exists immediately after the issuance of shares of Preferred Stock provided for hereunder, or to stock into which said Common Stock may be changed from time to time thereafter.

          (b) The Conversion Right is exercisable upon presentation and surrender of the certificate of Preferred Stock, duly endorsed for transfer, at the principal office to the Corporation or at any other office or agency maintained by the Corporation for the transfer of the Preferred Stock, whereupon the holder of such Preferred Stock, shall be entitled, subject to the limitations herein contained, to receive in exchange therefor a certificate or certificates for fully paid and nonassessable shares of Common Stock, as provided above. The Preferred Stock shall be deemed to have been converted and the person converting the same to have become the holder of record of Common Stock, for the purpose of receiving dividends and for all other purposes whatever, as of the date when the certificate or certificates for such Preferred Stock are surrendered to the Corporation as aforesaid. The Corporation shall not be required to make any such conversion, and no surrender of the Preferred Stock shall be effective for such purpose, while the books for the transfer of either class of stock are closed for any purpose, but the surrender of such shares of the Preferred Stock for conversion during any period while such books are closed shall become effective for all purposes of conversion immediately upon the reopening of such books, as if the conversion had been made on the date such shares of Preferred Stock were surrendered.

          7. Dilution.

          (a) In case, at any time or from time to time after the date of issuance of the Preferred Stock ("Issuance Date"), the Corporation shall issue or sell shares of its Common Stock (other than any Common Stock issued upon (i) conversion of the Corporation's (A) 12% Convertible Subordinated Debentures and
(B) 12% Convertible Senior Subordinated Debentures (together "Debentures"), (ii) exercise of those certain Amended and Restated Series A Warrants dated March 7, 1996 to purchase 600,000 shares of Common Stock ("Series A Warrants"), (iii) exercise by each of Murry H. Feigenbaum and Jerome Deutsch of his option to purchase 100,000 shares of Common Stock at a price of $.10 per share
("Principals' Options"), (iv) exercise of those certain Amended and Restated Series B Warrants dated March 7, 1996 to purchase 1,500,000 shares of Common Stock ("Series B Warrants"), (v) exercise of those certain Series C Warrants dated March 7, 1996 to purchase 2,542,380 shares of Common Stock ("Series C Warrants"), (vi) exercise of those certain Series D Warrants dated March 7, 1996 to purchase 2,830,200 shares of Common Stock ("Series D Warrants"), (vii) exercise of those certain Series E Warrants dated March 7, 1996 to purchase 1,000,000 shares of Common Stock ("Series E Warrants" and together with the Series A, B, C and D Warrants, "Warrants") and (viii) exercise of those certain Stock Options, dated March 7, 1996 to purchase 1,000,000 shares of Common Stock issued to Richard K. Laird ("Laird Options" and together with the Debentures, the Warrants, the Principals' Options and the Laird Options, the "Subject Securities") for a consideration per share less than $.27 per share ("Trigger Price"), or, if a Pro Forma Adjusted Trigger Price (hereinafter defined) shall be in effect as provided below in this paragraph 7, then less than such Pro Forma Adjusted Trigger Price per share, then and in each such case the holder of Preferred Stock, upon the conversion hereof as provided in paragraph (a) hereof, shall be entitled to receive, in lieu of the shares of Common Stock theretofore receivable upon the conversion of the Preferred Stock, a number of shares of Common Stock determined by (a) dividing the Trigger Price by a Pro Forma Adjusted Trigger Price per share to be computed as provided below in this paragraph 7, and (b) multiplying the resulting quotient by the number of shares of Common Stock into which the Preferred Stock is convertible. A Pro Forma Adjusted Trigger Price per share shall be the price computed (to the nearest cent, a fraction of half cent or more being considered a full cent):

          by dividing (i) the sum of (x) the result obtained by multiplying the number of shares of Common Stock of the Corporation outstanding immediately prior to such issue or sale by the Trigger Price (or, if a Pro Forma Adjusted Trigger Price shall be in effect, by such Price), and (y) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) the number of shares of Common Stock of the Corporation outstanding immediately after such issue or sale.

         For the purpose of this paragraph 7:

               (1) In case the Corporation splits its Common Stock or shall declare any dividend, or make any other distribution, upon any stock of the Corporation of any class payable in Common Stock, or in any stock or other securities directly or indirectly convertible into or exchangeable for Common Stock (any such stock or other securities being hereinafter called "Convertible Securities"), such split, declaration or distribution shall be deemed to be an issue or sale (as of the record date for such split, dividend or other distribution), without consideration, of such Common Stock or such Convertible Securities, as the case may be.

               (2) In case the Corporation shall issue or sell any Convertible Securities other than the Subject Securities, there shall be determined the price per share for which Common Stock is issuable upon the conversion or exchange thereof, such determination to be made by dividing (a) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (b) the maximum number of shares of Common Stock of the Corporation issuable upon the conversion or exchange of all such Convertible Securities.

          If the price per share so determined shall be less than the Trigger Price (or, if a Pro Forma Adjusted Trigger Price shall be in effect, less than such Pro Forma Adjusted Trigger Price) as of the date of such issue or sale, then such issue or sale shall be deemed to be an issue or sale for cash (as of the date of issue or sale of such Convertible Securities) of such maximum number of shares of Common Stock at the price per share so determined, provided that, if such Convertible Securities shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, payable to the Corporation, or in the rate of exchange, upon the conversion or exchange thereof, the Pro Forma Adjusted Trigger Price per share shall, forthwith upon any such increase becoming effective, be readjusted to reflect the same, and provided, further, that upon the expiration of such rights of conversion or exchange of such Convertible Securities, if any thereof shall not have been exercised, the Pro Forma Adjusted Trigger Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were those issued or sold upon the conversion or exchange of such Convertible Securities, and that they were issued or sold for the consideration actually received by the Corporation upon such conversion or exchange, plus the consideration, if any, actually received by the Corporation for the issue or sale of all such Convertible Securities which shall have been converted or exchanged.

          (b) In case the Corporation shall grant any rights or options to subscribe for, purchase or otherwise acquire Common Stock of any class other than the Subject Securities, there shall be determined the price per share for which Common Stock is issuable upon the exercise of such rights or options, such determination to be made by dividing (a) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the exercise of such rights or options, by
(b) the maximum number of shares of Common Stock issuable upon the exercise of such rights or options.

          If the price per share so determined shall be less than the Trigger Price (or, if a Pro Forma Adjusted Trigger Price shall be in effect, less than such Price) as of the date of such issue or sale, then the granting of such rights or options shall be deemed to be an issue or sale for cash (as of the date of the granting of such rights or options) of such maximum number of shares of Common Stock at the price per share so determined, provided that, if such rights or options shall be their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, payable to the Corporation upon the exercise thereof, the Pro Forma Adjusted Trigger Price per share shall, forthwith upon any such increase becoming effective, be readjusted to reflect the same, and provided, further, that upon the expiration of such rights or options, if any thereof shall not have been exercised, the Pro Forma Adjusted Trigger Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were those issued or sold upon the exercise of such rights or options and that they were issued or sold for the consideration actually received by the Corporation upon such exercise, plus the consideration, if any, actually received by the Corporation for the granting of all such rights and options, whether or not exercised.

          (c) In case the Corporation shall grant any rights or options to subscribe for, purchase or otherwise acquire Convertible Securities, such Convertible Securities shall be deemed, for the purposes of paragraph 7(a)(2) above, to have been issued or sold for the total amount received or receivable by the Corporation as consideration for the granting of such rights or options plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the exercise of such rights or options, provided that, upon the expiration of such rights or options, if any thereof shall not have been exercised, the Pro Forma Adjusted Trigger Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made upon the basis that the only Convertible Securities so issued or sold were those issued or sold upon the exercise of such rights or options and that they were issued or sold for the consideration actually received by the Corporation upon such exercise, plus the consideration, if any, actually received by the Corporation for the granting of all such rights or options, whether or not exercised.

          (d) In case any shares of stock or other securities, other than Common Stock of the Corporation, shall at any time be receivable upon the conversion of Preferred Stock, and in case any additional shares of such stock or any additional such securities (or any stock or other securities convertible into or exchangeable for any such stock or securities) shall be issued or sold for a consideration per share such as to dilute the purchase rights evidenced by Preferred Stock, then and in each such case the Pro Forma Adjusted Trigger Price per share shall forthwith be adjusted, substantially in the manner provided for above in this paragraph 7, so as to protect the holder of Preferred Stock against the effect of such dilution.

          (e) In case any shares of Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, after deducting any expenses incurred and any underwriting or similar commissions, compensation or concessions paid or allowed by the Corporation in connection with such issue or sale.

          (f) In case any shares of Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash (or a consideration which includes cash, if any cash constitutes a part of the assets of a corporation or business substantially all of the assets of which are being received a such consideration) then, for the purpose of this paragraph 7(f), the Board of Directors of the Corporation shall promptly determine the fair value of such consideration, and such Common Stock, Convertible Securities, rights or options shall be deemed to have been issued or sold on the date of such determination in good faith. Such value shall not be more than the amount at which such consideration is recorded in the books of the Corporation for accounting purposes except in the case of an acquisition accounted for on a pooling of interest basis. In case any Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities shall be issued or sold together with other stock or securities or other assets of the Corporation for a consideration which covers both, the Board of Directors of the Corporation shall promptly determine what part of the consideration so received is to be deemed to be the consideration for the issue or sale of such Common Stock or Convertible Securities or such rights or options.

          The Corporation covenants and agrees that, should any determination of fair value of consideration or of allocation of consideration be made by the Board of Directors of the Corporation, pursuant to this paragraph 7(f), it will, not less than seven (7) days after any and each such determination, deliver to the holder of the Preferred Stock a certificate signed by the President or a Vice President and the Treasurer or an Assistant Treasurer of the Corporation reciting such value as thus determined and setting forth the nature of the transaction for which such determination was required to be made, the nature of any consideration, other than cash, for which Common Stock, Convertible Securities, rights or options have been or are to be issued, the basis for its valuation, the number of shares of Common Stock which have been or are to be issued, and a description of any Convertible Securities, rights or options which have been or are to be issued, including their number, amount and terms.

          (g) In case the Corporation shall take a record of the holders of shares of its stock of any class for the purpose of entitling them (a) to receive a dividend or a distribution payable in Common Stock or in Convertible Securities, or (b) to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Common Stock issued or sold or deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution, or the date of the granting of such rights of subscription, purchase or other acquisition, as the case may be.

          (h) The number of shares of Common Stock outstanding at any given time shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock, but shall exclude shares in the treasury of the Corporation.

          (i) Following each computation or readjustment of a Pro Forma Adjusted Trigger Price as provided in this paragraph 7, the newly computed or adjusted Pro Forma Adjusted Trigger Price shall remain in effect until a further computation or readjustment thereof is required by this paragraph 7.

          (j) In case at the time or from time to time after the Issuance Date the holders of the Common Stock of the Corporation of any class (or other shares of stock or other securities at the time receivable upon the conversion of Preferred Stock) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive:

               (A) other or additional stock or other securities or property (other than cash) by way of dividend:

               (B) any cash or paid or payable out of capital or pain-in surplus or surplus created as a result of a revaluation of property by way of dividend; or

               (C) other or additional (or less) stock or other securities or property (including cash) by way of stock-split, spin-off, split-off, split-up, reclassification, combination of shares or similar corporate rearrangement;

(other than additional shares of Common Stock issued to holders of common Stock as a stock dividend or stock-split, adjustments in respect of which shall be covered by the provisions of this paragraph 7), then in each case the holder of the Preferred Stock, upon the conversion thereof as provided in paragraph 6, shall be entitled to receive, in lieu of, or in addition to, as the case may be, the shares theretofore receivable upon the conversion of the Preferred Stock, the amount of stock or other securities or property (including cash in the cases referred to in clauses (B) and (C) above) which such holder would hold on the date of such exercise if, on the Issuance Date, he, she or it had been the holder of record of the number of shares of Common Stock of the Corporation into which the Preferred Stock is convertible and had thereafter, during the period from the Issuance Date to and including the date of such conversion, retained such shares and/or all other or additional (or less) stock or other securities or property (including cash in the cases referred to in clauses (B) and (C) above) receivable by him, her or it as aforesaid during such period, giving effect to all adjustments called for during the period from the Issuance Date and including the date of such conversion, retained such period by paragraphs 7(a) and 7(k) hereof.

          (k) In case of any reorganization of the Corporation (or any other corporation the stock or other securities of which are at the time deliverable on the conversion of the Preferred Stock) after the date hereof, or in case, after  such  date,  the  Corporation  (or  any  such  other  corporation)  shall consolidate with or merge into another corporation or convey all or substantially all its assets to another corporation, then and in each such case the holder of the Preferred Stock, upon the conversion thereof as provided in paragraph 6 hereof, at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had converted the Preferred Stock immediately prior thereto, all subject to further adjustments as provided for herein; in each such case, the terms of the Preferred Stock shall be applicable to the shares of stock or other securities or property receivable upon the conversion of the Preferred Stock after such consummation.

          (l) The Corporation will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Preferred Stock, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder hereof against dilution or other impairment. Without limiting the generality of the foregoing, the Corporation will not increase the par value of any shares of stock receivable upon the conversion of the Preferred Stock above the amount payable therefor upon such exercise, and at all times will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and non-assessable stock upon the conversion of the Preferred Stock.

          (m) In each case of an adjustment in the number of shares of Common Stock or other stock, securities or property receivable on the conversion of the Preferred Stock, at the request of the holder of the Preferred Stock the Corporation at its expense shall promptly cause independent public accountants of recognized standing, selected by the Corporation, to compute such adjustment in accordance with the terms of the Preferred Stock and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of (A) the consideration received or to be received by the Corporation for any additional shares issued or sold or deemed to have been issued or sold, (B) the number of shares of Common Stock outstanding or deemed to be outstanding and (C) the Pro Forma Adjusted Trigger Price. The Corporation will forthwith mail a copy of each such certificate to the holder of the Preferred Stock.

          (n) In case:

               (A) The Corporation shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the conversion of the Preferred

     Stock) for the purpose of entitling or enabling them to receive any dividend (other than a cash or stock dividend at the same rate as the rate of the last cash or stock dividend theretofore paid) or other distribution, or to exercise any preemptive right pursuant to the Corporation's charter, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

               (B) of any capital reorganization of the Corporation, any reclassification of the capital stock of the Corporation, any consolidation or merger of the Corporation with or into another corporation, or any conveyance of all or substantially all of the assets of the Corporation to another corporation; or

               (C) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, and in each such case, the Corporation will mail or cause to be mailed to the holder of the Preferred Stock a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the times, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of the Preferred Stock) shall be entitled to exchange their shares of Common Stock of any class (or such other stock or securities) for reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up or (iii) the amount and character of the stock or other securities proposed to be issued or granted, the date of such proposed issuance or grant and the persons or class of persons to whom such stock or other securities are to be offered, issued or granted. Such notice shall be mailed at least thirty (30) days prior to the date therein specified.

          (o) The Corporation shall, so long as any of the Preferred Stock is outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all shares of the Preferred Stock, then outstanding. The Corporation shall from time to time increase its authorized Common Stock and take such other action as may be necessary to permit the issuance from time to time of the shares of Common Stock, as fully paid and nonassessable shares, upon the conversion of the Preferred Stock, as herein provided.

          (p) The Corporation shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of Common Stock upon the conversion of Preferred Stock as herein provided. The Corporation shall not be required in any event to pay any transfer or other taxes by reason of the issuance of such Common Stock in names other than those in which the Preferred stock surrendered for conversion may stand, and no such conversion of issuance of Common Stock shall be made unless and until the person requesting such issuance has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation and its transfer agent, if any, that such tax has been paid. Upon any conversion of

Preferred Stock, as herein provided, no adjustment or allowance shall be made for dividends on the Preferred Stock, so converted, and all rights to dividends, if any, shall cease and be deemed satisfied, but nothing in this sentence shall be deemed to relieve the Corporation from its obligation to pay any dividends which shall have been declared and shall be payable to holders of Preferred Stock, of record as of a date prior to such conversion even though the payment date for such dividend is subsequent to the date of conversion.

          (q) Preferred Stock surrendered upon conversion thereof shall not be reissued and no Preferred Stock shall be issued in lieu thereof or in exchange thereof.

          8. Voting Rights of Preferred. Except as herein or by law expressly provided, the Preferred Stock shall have no right or power to vote on any questions or in any proceeding or to be represented at or to receive notice of any meeting of the stockholders. Notwithstanding the provisions of the preceding sentence, so long as any shares of Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote at a meeting (the notice of which shall state the general character of the matters to be submitted thereat), or the written consent with or without a meeting, of the holders of at least two thirds (66 2/3%) of the then outstanding shares of Preferred Stock:

          (a) increase the authorized amount of Preferred Stock, or authorize or create; or increase the authorized amount of, any additional class of stock ranking prior to or on a parity with the Preferred Stock as to dividends or assets; or authorize or create, or increase the authorized amount of, any class of stock or obligations convertible into or evidencing the right to purchase any class of stock ranking prior to or on a parity with the Preferred Stock as to dividends or assets; or

          (b) amend, alter or repeal any of the provisions of the Certificate of Incorporation or any of the rights, preferences or powers of the outstanding Preferred Stock fixed herein or determined by the Board of Directors for any series of Preferred Stock as herein authorized; so as adversely to affect the rights, preferences or powers of the preferred stock or its holders; provided, however, that if any such amendment, alteration or repeal would adversely affect the rights, preferences or powers of outstanding shares of preferred stock of any particular series without correspondingly affecting the rights, preferences or powers of the outstanding shares of all series, then like vote or consent by the holders of at least two thirds (66 2/3%) of the Preferred Stock of that particular series at the time outstanding shall also be necessary for effecting or validating any such amendment, alteration or repeal; or

          (c) sell, lease or convey all, or substantially all, of its property or business; or

          (d) merge or consolidate with or into any other corporation or corporations, unless the corporation surviving or resulting from such merger or consolidation will have after such merger or consolidation no class of stock either authorized or outstanding ranking prior to or on a parity with the Preferred Stock as to dividends or assets except the same number of shares of Preferred Stock with the same rights, preferences and powers as the preferred stock of the Corporation authorized and outstanding immediately preceding such merger or consolidation, and unless each holder of Preferred Stock at the time of such merger or consolidation and in connection therewith shall continue to hold (in the case of a merger in which the Corporation is the surviving corporation) his shares of Preferred Stock, or (in the case of a consolidation or a merger of the Corporation into some other corporation) shall receive the same number of shares of Preferred Stock, with the same rights, preferences and powers, of such resulting Corporation; or

          (e) amend or repeal any of the provisions of this paragraph 8.

          9. Registration Rights. Within 90 days after the date of issuance of the Preferred Stock, the Corporation shall prepare and file a registration statement ("Registration Statement") with the Securities and Exchange Commission ("SEC") covering the shares of Common Stock issuable upon conversion of the Preferred Stock ("Registrable Securities"), and will use its best efforts to cause the Registration Statement to become effective within ninety (90) days following the date of such filing. Once effective, the Corporation shall keep the Registration Statement effective for a period of seven (7) years from the date it is declared effective by the SEC.

          In the event (i) the registration Statement is not filed by the Corporation with the SEC on or prior to ninety (90) days after the date of issuance of the Preferred Stock or (ii) the Registration Statement has not been declared effective by the SEC on or prior to one hundred-eighty (180) days after the date of issuance of the Preferred Stock, the annual dividend rate on the Preferred Stock shall be increased to thirteen and one-half percent (13-1/2%) per annum for the first three (3) months immediately following the expiration of such ninety (90) day period or one hundred-eighty (180) day period, as the case may be, and by an additional one-half percent (1/2%) per annum at the beginning of each subsequent thirty (30) day period thereafter, until such time as the requirements of clause (i) or (ii) above, as the case may be, have been satisfied, at which time such dividend rate shall revert to the rate that otherwise would be in effect but for the operation of this sentence; provided, however, that in no event shall the dividend rate applicable to the Preferred Stock exceed seventeen percent (17%) per annum pursuant to this sentence.

          Except as otherwise expressly stated herein, the following provisions shall be applicable to the Registration Statement:

          (a)  The   Corporation   will  use  its  best  efforts  to  cause  the
Registration Statement to become effective as promptly as possible within the time periods specified above, and if any stop order shall be issued by the SEC in connection therewith to use its reasonable efforts to obtain the removal of such order. Following the effective date of the Registration Statement, the Corporation shall, upon the request of the holder, forthwith supply such reasonable number of copies of the Registration Statement, preliminary prospectus and prospectus meeting the requirements of the Securities Act, and other documents necessary or incidental to a public offering of the Registrable Securities, as shall be reasonably requested by the holder to permit the holder to make a public distribution of its, his or her Registrable Securities. The Corporation will use its reasonable efforts to qualify the Registrable Securities for sale in such states as the holder of Registrable Securities shall reaonsably request, provided that no such qualification will be required in any jurisdiction where, solely as a result thereof, the Corporation would be subject to service of general process or to taxation or qualification as a foreign corporation doing business in such jurisdiction. The obligations of the Corporation hereunder with respect to the holder's Registrable Securities are expressly conditioned on the holder's furnishing to the Corporation such appropriate information concerning the holder, the holder's Registrable Securities and the terms of the holder's offering of such Registrable Securities as the Corporation may reasonably request.

          (b) The Corporation shall pay all expenses incurred in complying with the provisions of this paragraph 9, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel to the Corporation, securities law and blue sky fees and expenses and the expenses of any regular and special audits incident to or required by any such registration. All underwriting discounts and selling commissions applicable to the sales of the Registrable Securities, and any state or federal transfer taxes payable with respect to the sales of the Registrable Securities and all fees and disbursements of counsel for the holder, if any, in each case arising in connection with registration of the Registrable Securities shall be payable by the holder.

          (c) In connection with the registration of the Registrable Securities pursuant to this paragraph 9, the Corporation shall indemnify and hold harmless the holder, its affiliates, officers, directors, partners, employees, agents and representatives, each person, if any, who controls the holder within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any person claiming by or through any of them (collectively, the "Indemnified Persons") from and against all losses, claims, damages, expenses or liabilities (or actions in respect thereof) which arise out of or are based upon any untrue statement of any material fact contained in the Registration Statement or alleged untrue statement, under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading, or any violation by the Corporation of the Securities Act, the Exchange Act or state securities or blue sky laws applicable to the Corporation and relating to action or inaction required of the Corporation in connection with such registration or qualification under such state securities or blue sky laws; and will reimburse the Indemnified Persons for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Corporation will not be liable in any such case to any Indemnified Person to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission made in the Registration Statement, said preliminary prospectus or said final prospectus or said amendment or supplement or any document incident thereto in reliance upon and in conformity with written information furnished to the Corporation by or on behalf of the holder.

          (d) The holder will indemnify and hold harmless the Corporation and each person, if any, who controls the Corporation within the meaning of the Securities Act or the Exchange Act, each officer of the Corporation who signs the Registration Statement and each director of the Corporation from and against any and all such losses, claims, damages or liabilities arising from any untrue statement in, or omission from, the Registration Statement, any such preliminary or final prospectus, amendment, or supplement or document incident thereto if the statement or omission in respect of which such loss, claim, damage or liability is asserted was made in reliance upon and in conformity with information furnished in writing to the Corporation by or on behalf of the holder for use in connection with the preparation of the Registration Statement or such prospectus or amendment or supplement thereof.

          (e) The reimbursements required by subparagraphs 9(c) and (d) shall be made by periodic payments during the course of the investigation or defense as and when bills are received or expenses incurred; provided, however, that to the extent that an indemnified party receives periodic payments for legal or other expenses during the course of an investigation or defense, and such party subsequently received payments for such expenses from any other parties to the proceeding, such payments shall be used by the indemnified party to reimburse the indemnifying party for such periodic payments. Any party which proposes to assert the right to be indemnified under subparagraphs 9(c) or (d) will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against any indemnified party hereunder, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the failure to so notify such indemnifying party of any such action, suit or proceeding shall not relieve the indemnifying party from any obligation which it may have to any indemnified party hereunder unless and only to the extent that the indemnifying party is prejudiced by said lack of notice. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expense, other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its own counsel in any such action, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party, when and as incurred, unless (A) the employment of counsel by such indemnified party has been authorized by the indemnified party, (B) the indemnified party has reasonably concluded (based on advice of counsel), that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party, (C) the indemnified party shall have reasonably concluded (based on advice of counsel) that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of defense of such action (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party), or (D) the indemnifying party shall not in fact have employed counsel to assume the defense of such action within 15 days after receipt of notice of such action. An indemnifying party shall not be liable for any settlement or any action or claim effected without its consent.

          (f) If the indemnification provided for in this paragraph 9 is unavailable to any indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth herein, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          (g) The Corporation has determined that it would not be just and equitable if contribution pursuant to subparagraph 9(f) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations reeferred to in the immediately preceding paragraph. Notwithstanding any other provisions hereof, in no event shall the contribution obligation of the indemnifying party be greater in amount than the excess of (A) the dollar amount of proceeds received by the indemnifying party upon the sale of the securities giving rise to such contribution obligation over
(B) the dollar amount of any damages that the indemnifying party has otherwise been required to pay by reason of the untrue or alleged untrue statement or omission or alleged omission giving rise to such obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (h) Neither the filing of the Registration Statement by the Corporation nor the making of any request for prospectuses by the holder shall impose upon the holder any obligation to sell his, her or its Registrable Securities.

          (i) The holder, upon receipt of notice from the Corporation that an event has occurred which requires a post-effective amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of his, her or its Registrable Securities until the holder receives a copy of a supplemented or amended prospectus from the Corporation, which the Corporation shall provide as soon as practicable after such notice.

          10. Replacement of certificates. Upon receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of the certificate of Preferred Stock and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to it, or (in the case of mutilation) upon surrender and cancellation thereof, the Corporation will issue, in lieu thereof, a new certificate of like tenor.

          AND IT BE FURTHER RESOLVED, that the appropriate officers of the corporation be, and they hereby are authorized and directed to execute and deliver certificates evidencing such shares of Preferred Stock in exchange for payment of the purchase price of $50,000 per share.

          IN WITNESS WHEREOF, LogiMetrics, Inc. as caused this certificate to be duly executed this 8th day of April, 1997.


                                                    LOGIMETRICS, INC.



                                                    By: /s/Norman M. Phipps
                                                        ------------------------
                                                        Norman M. Phipps
                                                        Acting President


Attest:


/s/Russell Reardon
--------------------------
Russell Reardon
Secretary

                            CERTIFICATE OF AMENDMENT
                                       of
                          CERTIFICATE OF INCORPORATION
                                       of
                                LOGIMETRICS, INC.


          LogiMetrics, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

          The following amendment to the Corporation's Certificate of Incorporation, approved by the Corporation's Board of Directors and stockholders, was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware:

          "The  first   paragraph  of  Article  FOURTH  of  the  Certificate  of
Incorporation, as amended, of LogiMetrics, Inc. is hereby amended to read in its entirety as follows:

               FOURTH: The total number of shares of stock which the Corporation shall have the authority to issue is One Hundred Million Two Hundred (100,000,200) shares, of which One Hundred Million (100,000,000) shares are designated as Common Stock, $.01 par value per share, and Two Hundred (200) shares are designated as Preferred Stock, $.01 par value per share."


          IN WITNESS WHEREOF, LogiMetrics, Inc. has caused this Certificate to be signed and attested by its duly authorized officers this 27th day of May, 1997.


                                      LOGIMETRICS, INC.



                                       By:/s/Norman M. Phipps
                                          --------------------------------------
                                          Norman M. Phipps
                                          President and Chief Operating Officer


ATTEST:


/s/Russell J. Reardon
------------------------------
Russell J. Reardon, Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                           CERTIFICATE OF DESIGNATION
                                       OF
         SERIES A 12% CUMULATIVE CONVERTIBLE REDEEMABLE PREFERRED STOCK
                              OF LOGIMETRICS, INC.

          LogiMetrics, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

          The following amendments to the Certificate of Designation of Series A 12% Cumulative Convertible Redeemable Preferred Stock ("Preferred Stock") of the Corporation ("Certificate of Designation") were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of
Delaware:

          1. Section 2 of the Certificate of Designation is hereby amended to read in its entirety as follows:

          "2. Dividends. The holders of shares of Preferred Stock shall be entitled to receive, but only when and as declared by the Board of Directors, dividends in an amount equal to twelve percent (12%) of the Stated Value per share per annum, payable quarterly on such dates in each year as shall be fixed by the Board of Directors. Such dividends shall be payable, at the option of the Board of Directors, either in cash or in shares of Common Stock having a "Fair Market Value" (as defined below) on the date of declaration equal to the cash dividend otherwise payable. As used herein, "Fair Market Value" on any date of determination means the average of the last sale price per share of the Common Stock for ten trading days immediately preceding such date as reported by any national securities exchange on which the Common Stock is then listed or admitted for trading or as reported by the Nasdaq Stock Market if the Common Stock is not then listed or admitted for trading on any national securities exchange, or the average of the closing bid and asked prices per share of the Common Stock for the ten trading days immediately preceding such date as reported on the OTC Bulletin Board or any similar successor service then publishing quotations on the Common Stock if the Common Stock is not then listed or admitted for trading on any national securities exchange or included on the Nasdaq Stock Market, or as determined in good faith by the Company's Board of Directors in the event that the Common Stock is not then listed or admitted for trading on any national securities exchange or included on the Nasdaq Stock Market and quotations on the Common Stock are not then being regularly published."

          2. Section 8 of the Certificate of Designation is hereby amended to read in its entirety as follows:

          "8. Voting rights of preferred. Except as expressly provided by law, the Preferred Stock shall have no right to vote on any question or in any proceeding or to be represented at or to receive notice of any meeting of the stockholders."

          IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed and attested by its duly authorized officers, this 30th day of November, 1999.

                                            LOGIMETRICS, INC.



                                            By:/s/Norman M. Phipps
                                               ________________________________
                                               Norman M. Phipps, President and
                                               Chief Operating Officer



ATTEST:



/s/Erik S. Kruger
__________________________
Erik S. Kruger, Secretary